UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

RIFC Loan

The information in this Report set forth under Item 2.03 is incorporated herein by reference into this Item 1.01.

A-1 Line of Credit Amendment

As previously disclosed, Lodging Fund REIT III OP, LP (the “Operating Partnership”), which is the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”), entered into a $5.0 million revolving line of credit loan agreement dated as of August 10, 2022 (the “A-1 Line of Credit”) with Legendary A-1 Bonds, LLC (the “A-1 Lender”). The A-1 Lender is an affiliate of Legendary Capital REIT III, LLC, the Company’s external advisor (the “Advisor”), which is owned by Norman Leslie and Corey Maple, each a director and executive officer of the Company and principal of the Advisor. As previously disclosed, on December 15, 2022, the A-1 Line of Credit was amended to extend the maturity date of the A-1 Line of Credit from December 31, 2022 to December 31, 2023 and increase the A-1 Line of Credit to $7.5 million and on January 12, 2023, the Operating Partnership, the Company and the A-1 Lender was amended to increase the A-1 Line of Credit to $10.0 million. On April 18, 2023, the Operating Partnership, the Company and the A-1 Lender entered into a Change in Terms Amendment (the “Amendment”) in connection with the A-1 Line of Credit. The Amendment increased the A-1 Line of Credit to $13.3 million. Through the Amendment, the A-1 Line of Credit is secured by 1,330,000 unissued Common LP Units of the Operating Partnership. No other changes were made to the A-1 Line of Credit as a result of the Amendment. As of April 24, 2023, $9.2 million is outstanding under the A-1 Line of Credit.

Western Line of Credit Amendment

As previously disclosed, the Operating Partnership entered into a $5.0 million revolving line of credit loan agreement dated as of February 10, 2020 with Western State Bank (as previously amended on January 19, 2021, May 6, 2021, and May 5, 2022, the “Western Line of Credit”). As previously disclosed, on December 15, 2022, the Western Line of Credit was amended to extend the maturity date of the Western Line of Credit from December 15, 2022 to April 15, 2023. On April 15, 2023, the Operating Partnership, the Company and Corey Maple entered into a Change in Terms Amendment (the “Western Amendment”) in connection with the Western Line of Credit. The Western Amendment extends the maturity date of the Western Line of Credit from April 15, 2023 to June 15, 2023. The Western Line of Credit is secured by the Company’s Hampton Inn hotel property in Eagan, Minnesota, the Company’s Holiday Inn Express hotel property in Cedar Rapids, Iowa, the Company’s Hampton Inn hotel property in Fargo, North Dakota and limited partnership units of the Operating Partnership. No other changes were made to the Western Line of Credit as a result of the Western Amendment. As of April 24, 2023, $5.0 million is outstanding under the Western Line of Credit.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 10, 2022, LF3 RIFC, LLC and LF3 RIFC TRS LLC (collectively, the “Borrower”), subsidiaries of the Company’s Operating Partnership, entered into a $11.5 million loan (the “Original RIFC Loan”) with Legendary A-1 Bonds, LLC, (the “Original Lender”), secured by the 113-room Residence Inn by Marriott Fort Collins hotel in Fort Collins, Colorado (the “RIFC”), pursuant to a Loan Agreement, dated as of August 3, 2022. The Original Lender is an affiliate of Legendary Capital REIT III, LLC, the external advisor to the Company (the “Advisor”) which is owned by Norman Leslie and Corey Maple. The Original RIFC Loan was evidenced by three promissory notes in the amounts of $10,298,535 (“Tranche 1”), $700,000 (“Tranche 2”) and $501,465 (“Tranche 3”) and had a fixed interest rate of 7.0% per annum. On April 18, 2023, the proceeds of the New RIFC Loan as defined and described in Item 2.03 below were used to refinance the Original RIFC Loan, and the outstanding obligations under Tranche 1 were repaid in full and under Tranche 2 were forgiven. A 1.75% exit fee was paid on Tranche 1, and no penalty was incurred on Tranche 1 or Tranche 2. Tranche 3 remains an ongoing obligation, no longer secured by the RIFC, under the terms of the Original RIFC Loan and Tranche 3 promissory note. All guaranties in connection and collateral with respect to the Original RIFC Loan and Tranche 1, Tranche 2 and Tranche 3 promissory notes have been terminated or released, and all commitments with respect to the Original RIFC Loan and Tranche 1 and Tranche 2 promissory notes have been terminated or released.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

New RIFC Loan

On April 18, 2023, pursuant to the Loan Agreement, dated as of April 18, 2023 (the “New RIFC Loan Agreement”), the Borrower entered into a new $11.2 million loan with Access Point Financial, LLC (the “New RIFC Lender”), which is secured by the Residence Inn Fort Collins (the “New RIFC Loan”). The New RIFC Lender is not affiliated with the Company or the Advisor. The New RIFC Loan is evidenced by a promissory note and has a variable interest rate per annum equal to 30-day secured overnight financing rate plus 6.25%. The New RIFC Loan matures May 4, 2025, with the option for up to three one-year extensions if requirements are met, including certain required debt service coverage ratios and the payment of an extension fee. The New RIFC Loan requires monthly interest-only payments through May 4, 2025, followed by monthly payments of principal and interest through any extensions, with the outstanding principal and interest due at maturity. The Borrower has the right to prepay up to 10% of the outstanding principal amount of the New RIFC Loan on certain permitted prepayment dates with a 10-day notice. If prepaid during the first 25 months of the initial term, such a prepayment would include a prepayment fee equal to the sum of 24 months of interest payments that, but for the prepayment, would have been due and payable on the prepaid principal amount had a prepayment not occurred. When the Borrower pays the entire remaining principal balance, whether prepaid or on maturity, the Borrower will incur an exit fee of $112,000. The New RIFC Loan includes cross-default provisions such that a default under certain other agreements of the Borrower, the Guarantors described below and the property manager of RIFC constitute a default under the New RIFC Loan. The Borrower used the proceeds of the New RIFC Loan to repay the Original RIFC Loan described in Item 1.02 above.

Pursuant to the New RIFC Loan Agreement, Corey Maple and Norman Leslie entered into a Guaranty (the “New RIFC Guaranty”) with the New RIFC Lender to guarantee payment when due of the principal amount of indebtedness outstanding, including accrued interest and collection costs and expenses, and the performance of the agreements of the New RIFC Borrower contained in the loan documents, as further described in the New RIFC Guaranty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: April 24, 2023	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary